EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Hawk Corporation (the “Company”) on Form 10-Q/A for the period ending March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ronald E. Weinberg, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial position and result of operations of the Company.

/s/ RONALD E. WEINBERG Ronald E. Weinberg
Chairman of the Board and Chief Executive Officer
May 6, 2009
     This certification is made solely for the purpose of 18 U.S.C. § 1350, subject to the knowledge standard contained in that statute, and not for any other purpose.

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